================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 29, 2006

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   0-10783               75-1590407
  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)         Identification)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)

               Registrant's telephone number, including area code:
                                 (801) 972-5555

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01   REGULATION FD DISCLOSURE.

BSD Medical Corporation issued a press release on August 29, 2006. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1     Press Release of BSD Medical Corporation dated August 29, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2006
                                                        By: /s/  Hyrum A. Mead
                                                            --------------------
                                                            President

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      --------------------------------------------------------------
99.1             Press Release of BSD Medical Corporation dated August 29, 2006